INVESTMENT CHANGES
SUPPLEMENTARY INFORMATION
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998

PURCHASES
   10,000   3COM Corp.
   10,000   Air Products & Chemical
    5,000   ALCOA
    1,200   Allegheny Teledyne
    8,100   American Home Products
    5,400   American Stores
   15,000   Amgen Inc.
   10,5000   AMP Inc.
   15,000   Applied Materials
    1,100   Armstrong World Indus.
    6,000   Atlantic Richfield
   20,000   Baker Hughes Inc.
    2,700   Bard (C.R.)
    3,600   Baxter International
    8,600   BetzDearborn
    7,000   Block (H & R)
    5,500   Boise Cascade
    2,900   rown-Forman Cl 'B'
    2,500   Citicorp
   10,000   CNF Transportation
    5,000   Columbia Energy Group
   12,000   Computer Associates Intl.
    1,900   Cooper Tire & Rubber
    4,000   Crestar Financial
   13,100   Crown Cork & Seal
   12,500   CSX Corp.
   18,000   Dana Corp
   11,900   Dean Foods
   12,000   duPont (El) deNemours
    6,400   Electronic Data Systems
   10,000   Everest Reinsurance Hldgs.
   10,000   First Union Corp.
   10,500   Flowers Indus.
    2,100   Fortune Brands
    9,100   Frontier Corp.
    7,800   General Mills
    1,100   General Signal
   15,700   Genuine Parts
   10,000   Goodyear Tire & Rubber
    7,200   Harris Corp
    7,000   Hartford Finl. Svcs. Group
    8,400   Heinz (H.J.)
   14,000   Hercules, Inc.
   15,000   Hewlett-Packard
   30,000   Hong Kong Telecom ADR
    4,900   Hubbell Inc. Cl 'A'
   10,000   Ingersoll-Rand
   12,000   Intel Corp.
   20,000   Kennametal, Inc.
   10,000   KeyCorp
   20,000   KLA-Tencor Corp.
    2,100   May Dept. Stores
    2,200   Mercantile Stores
    3,400   Mitchell Energy/Dev. 'A'
    1,400   Mobil Corp.
   10,900   Morton Internationsl
    5,400   Natl. Service Indus.
    3,500   Olin Corp.
    6,100   PacifiCorp
   20,000   Parker-Hannifin
   10,000   Penney (J.C.)
    1,700   Philip Morris Cos.
   10,000   Raychem Corp.
    5,500   Raytheon Co. Cl 'A'
    5,000   Rohm & Haas
   15,000   SBC Communications
    2,300   Stanley Works
    9,900   Sysco Corp.
    5,600   Thomas & Betts
   10,000   Tidewater Inc.
   12,000   Toys R Us
    5,900   Transamerica Corp.
   10,000   TRW Inc.
   15,000   U S West Communic. Grp.
   12,000   Union Planters
   12,500   Universal Foods
    6,600   Unocal Corp.
    2,700   Wallace Computer Service
      800   Wells Fargo
      900   Willamette Indus.

SALES
   15,800   AGL Resources
   20,800   Alleghany Teledyne
   10,000   ALLTEL Corp.
    9,900   American Home Products
    4,500   Aamerican Stores
    5,200   Armstrong World Indus.
    2,253   Assoc. 1st Capital
    6,000   Atlantic Richfield
   14,400   Bard (C.R.)
    7,900   Bausch & Lomb
   12,200   Baxter International
    8,600   BetzDearborn
   11,200   Block (H & R)
   15,100   Boise Cascade
    2,900   Brown-Forman Cl 'B'
    9,700   Brunswick Corp.
    6,100   Caterpillar Inc.
    9,900   Cooper Industries
   15,900   Cooper Tire & Rubber
    4,000   Crestar Financial
    1,900   Crown Cork & Seal
   19,500   Cypress Amax Minerals
   11,900   Dean Foods
   11,300   Deluxe Corp.
    7,700   Developers Diversified Rlty.
    5,200   Eastman Chemical
    6,400   Electronic Data Systems
   17,900   Englehard Corp.
    6,800   Equitable Resources
    6,000   Equity Residential Prop. Tr.
   17,100   Federal Signal
    9,700   FelCor Suite Hotels
   10,500   Flowers Indus.
   14,200   Flowserve Corp.
    8,600   Ford Motor
    2,100   Fortune Brands
   13,800   Foster Wheeler
    3,000   General Mills
    8,000   General Public Utilities
   17,000   General Signal
   16,600   Giant Foods Cl 'A'
    9,700   Goodrich (B.F.)
    8,900   GTE Corp.
   13,600   Harris Corp.
   11,600   Harsco Corp.
    8,400   Heinz (H.J.)
   11,900   Hubbell Inc Cl 'A'
    6,800   Intl. Flavors/Fragrance
    2,800   Johnson Controls
   16,500   Louisiana Pacific
    9,400   Mallinckrodt Inc.
    6,100   May Dept. Stores
    2,200   Mercantile Stores
    9,500   Mitchell Energy/Dev. 'A'
   12,200   Mitchell Energy/Dev. 'B'
    1,700   Mobil Corp.
   21,400   Moore Corp. Ltd.
   10,900   Morton International
    7,500   Murphy Oil
    7,000   Natl. Fuel. Gas
    5,400   Natl. Service Indus.
   11,700   NICOR Inc.
   14,300   OGE Energy
    3,500   Olin Corp.
   16,800   Oregon Steel Mills
    6,100   PacifiCorp
   28,400   Pall Corp.
   13,300   Peoples Energy
   13,500   Pharmacia & Upjohn
   12,800   Philip Morris Cos.
   12,400   Potomac Electric Power
    9,700   PG Industries
    7,000   Rayonier Inc.
    7,500   Reynolds Metals
   18,900   RPM, Inc.
   19,800   Rubbermaid, Inc.
   11,700   Seagram Co. Ltd.
   11,000   Sonat, Inc.
    2,300   Stanley Works
    9,900   Sysco Corp.
    6,700   Tecumseh Products Cl 'A'
    5,900   Temple-Inland
    8,000   Tenneco Inc.
   12,200   TIG Holdings
   12,000   Toys R Us
    5,900   Transamerica Corp.
   13,100   Tupperware Corp.
    9,600   Ultramar Diamond Shamrock
    8,600   Unifi, Inc.
    6,600   Unocal Corp.
   11,100   Wallace Computer Service
    2,350   Wells Fargo
    2,200   Whirlpool Corp.
    9,800   Willamette Indus.
   19,400   Worthington Industries



                       INVESTORS RESEARCH FUND, INC.
                       3757 STATE STREET, SUITE 204
                             (800) IRFUND 1
                             (805) 569-3253

                         DISTRIBUTOR/UNDERWRITER
                            ND CAPITAL, INC.

                             1 NORTH MAIN
                       MINOT, NORTH DAKOTA 58793
                       SHAREHOLDER/DEALER SERVICE
                   1 (877) 473-8631 * (701) 852-5292

                     TRANSFER, SHAREHOLDER RECORDS AND
                        DIVIDEND DISBURSING AGENT

                           ND Resources, Inc.
                              P.O. Box 759
                      Minot, North Dakota 58702-0759
                             (800) 292-6775
                             (701) 857-0230
                           FAX (701) 852-2548

                                CUSTODIAN

                                 UMB BANK
                              928 Grand Avenue
                         Kansas City, Missouri 64141

                               LEGAL COUNSEL

                         Hugh J. Haferkamp, Esquire
                        3757 State Street, Suite 204
                       Santa Barbara, California 93105

                                 AUDITORS

                              Timpson Garcia
                           1610 Harrison Street
                         Oakland, California 94612

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, sales commissions, and other information.


                             40th ANNUAL REPORT
                             SEPTEMBER 30, 1998


                                INVESTORS
                                 RESEARCH
                                   FUND
                               INCORPORATED



[Investors Research Fund, Inc. Logo]              Investors Research Fund, Inc.
                                                   3757 State Street, Suite 204
                                                        Santa Barbara, CA 93105
                                                                 (805) 569-3253
                                                             FAX (805) 569-0373

                                                              November 27, 1998

Dear Fellow Shareholder:

   Your Fund's fiscal year '97-'98 was one of positive changes intended to position the Fund for the 21st Century. We have a powerful new adviser in place, Fox Asset Management, Inc., having come aboard effective June 22, 1998. We have also engaged a new transfer agent and an accounting services provider, ND Resources, Inc., which is located in Minot, ND and whose engagement becomes effective on December 12, 1998. The Dakotas are one of the new and growing high tech areas of the United States, and ND Resources is right up to date in terms of equipment and knowledgeable personnel. Also, we have employed a new distributor: ND Capital, Inc., which is an associate in the ND Holdings complex. Its work began December 1, 1998. Effective December 12, 1998, we will also be changing custodians for our retirement plans, to United Missouri Bank, Kansas City, MO. Thus, we believe your Fund is well positioned for 1999 and the 21st Century.

   On the market side, this has been something less than a stellar year for the stock market and your Fund. In addition, as far as Investors Research Fund is concerned, the end of the fiscal year came at a very misleading time because the market was in a temporary trough in August and September, the closing months of our fiscal year. We will look at the more recent results in a moment, but, as of September 30, 1998 we had incurred a total return of a minus 9.6%. That figure does not take into consideration any sales loads. That figure, however, does take into consideration the $1.08 distributions made to the shareholders during the fiscal year. On September 30, 1998 our net asset value was $3.32, a date which occurred during the market trough.

   On a more cheerful note, there are some interesting calculations for the last quarter of the fiscal year, July, August, and September. During that quarter, your Fund was off 10.7%, as reported in the Wall Street Journal. During the same quarter, the S & P 500 was off 10.11% (which includes dividends paid during that quarter), and the DOW Jones Industrial Average was off 11.98%. All in all, we had a performance that was very close to equaling the S & P 500 and substantially better than the DOW's performance during the quarter.

   During the month of October, again according to figures from the Wall Street Journal, your Fund was up 9.3% while the S & P 500 was up 8.12%.

   As the above figures indicate, since our new advisers came on board on June 22, 1998, our performance has essentially equalled the performance of the S & P
500. As of November 16, 1998, the net asset value has increased to $3.74 per share, which is well over 10% higher than the September 30 valuation.

   It is interesting to compare our Fund's performance with some of the other market results during the July to September quarter. According to our adviser, such stalwarts as Disney, Coke and Gillette declined from 30% to 40% during the quarter. Some of the major financial stocks such as American Express, Citicorp, Merrill Lynch, etc. lost more than 30% of their value. The average diversified U.S. stock fund investor had his investment reduced by more than 15% during that same quarter. "In August alone more than $2.3 trillion of wealth was erased by the plunge in equity values, although September saw a partial recovery," a quotation from our adviser's summary of the July-September statistics.

   We believe that the future looks good for the stock market. We believe the bull market remains in place at this time. The various economic factors that, in the past, have led to bear markets all appear quite favorable at the present time. Another factor is that 1999 is a pre-election year and there never has been a losing year in 15 pre-election year markets in the past six decades. All in all, we believe that the future looks good for Investors Research Fund shareholders.

   We have now completed the reprogramming of our home office computer system to become Y2K compliant. The cost was approximately $5,000. We do not anticipate any problems from our computer at the turn of the century. Our new transfer agent and accounting services provider has assured us that it is already Y2K compliant. Our distributor has also assured us that it is Y2K compliant at this time. Our other significant vendors have verified that they are in the process of updating their computer resources and will be Y2K compliant well in advance of January 1, 2000. Under the circumstances, we believe that Investors Research Fund is well prepared for the change to the new century.

   We experienced remarkably few redemptions during the recent market turbulence. We appreciate our loyal shareholders and we believe that they will be well-rewarded between now and the turn of the century for their confidence in Investors Research Fund.

                                                  /Hugh J. Haferkamp/
                                                  HUGH J. HAFERKAMP
                                                  President



ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 IN INVESTORS RESEARCH FUND

1.  WITH CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS REINVESTED

The chart below covers the period from March 3, 1959, to September 30, 1998. While this period, on the whole, was one of generally rising common stock prices, it also included some interim periods of substantial market decline. The results shown should not be considered as a representation of the dividend income or profit or loss which may be realized from an investment made in the Fund today. No adjustment has been made for any income taxes payable by shareholders on capital gains income distributions accepted in shares and ordinary income dividends reinvested.

Initial net asset value is the amount received by the Fund after deducting from the cost of the investment the maximum sales commission of 3 3/4%


TOTAL RETURN

The average annual compound rate of Total Return for the 1, 5 and 10 year periods ended Sept. 30, 1998 was -13.03%, +6.58%, and +8.78% respectively. In accordance with requirements of the Securities and Exchange Commission, these total return quotations reflect the deduction of the maximum initial sales charge, deduction of proportional shares of Fund expenses, and assume that all dividends and distributions are reinvested when paid.

For a share which had been outstanding during the entire period from October 1, 1997, to September 30, 1998, the negative return for that period would have been reduced by 3.75% to -9.28%. The Fund's Directors deemed that performance unsatisfactory and replaced the portfolio managers effective June 22, 1998.


   Legend
   Value of Shares with Capital Gains and Dividends Reinvested
   Value of Shares with Capital Gains Reinvested
   Value of Shares Initially Acquired

RECORD OF PRINCIPAL

RECORD OF INCOME

YEAR TO YEAR CHANGES




                       1959-65   1966-70   1971-75   1976-80   Dec-81   Dec-82   Dec-83   Dec-84   Dec-85   Dec-86   Dec-87
VALUE OF SHARES
Initially Acquired
through investment of
$10,000 dollars        $14,167   11,874    12,528    24,115    13,535   19,067   20,519   18,008   19,734   20,283   19,381
VALUE OF SHARES Accepted
as Capital Gain Income $5,233    12,606    18,828    60,454    59,344   83,597   113,420  108,921  130,003  178,382  202,221
VALUE OF SHARES with
Capital Gains
Reinvested             $19,400   24,480    31,356    84,569    72,879   102,664  133,939  126,929  149,737  198,665  221,602
Value of Ordinary
Income Reinvested      $1,080    2,243     5,336     17,398    11,433   21,787   23,445   27,058   33,313   35,294   36,663
Value of Shares with
Capital Gains and
Dividends Reinvested   $20,480   26,723    36,692    101,967   84,312   124,451  157,384  153,987  183,050  233,959  258,265
Investors Research
Fund *                  91.9%    30.5%     22.8%     73.9%     -17.3%   47.6%    26.5%    -2.2%    18.9%    27.8%    10.4%



                       Dec-88    Dec-89    Dec-90   Dec-91    Dec-92   Dec-93   Dec-94   Dec-95   Dec-96   Dec-97   Sept-98
VALUE OF SHARES
Initially Acquired
through investment of
$10,000 dollars        $18,478   22,127    18,400    25,658   18,871   18,282   14,673   15,614   15,301   14,320   13,025
VALUE OF SHARES Accepted
As Capital Gain Income $192,806  230,876   224,679   317,378  300,304  324,458  285,193  303,494  300,772  282,754 257,190
VALUE OF SHARES with
Capital Gains
Reinvested             $211,284  253,003   243,079   343,036  319,175  342,740  299,866  319,108  316,073  297,074 270,215
Value of Ordinary
Income Reinvested      $43,860   57,382    61,735    90,652   71,553   73,829   102,279  149,726  229,070  363,883 330,984
Value of Shares with
Capital Gains and
Dividends Reinvested   $255,144  310,385   304,814   433,688  390,728  416,569  402,145  468,834  545,143  660,957 601,199
Investors Research
Fund *                 -1.2%     21.7%     -1.8%     42.3%    -9.9%    6.6%     -3.5%    16.6%    16.3%    21.2%   -9.0%


*Figures reflect change in net asset value per share, adjusted for capital gain income distribution, annual dividends, and stock splits.

= The Funds fiscal year ends on September 30



2.  WITH CAPITAL GAINS INCOME
DISTRIBUTIONS AND DIVIDENDS
RECEIVED IN CASH


If capital gains income distributions & dividends had not been reinvested, the results would have been as follows:

Initial Investment                                    $ 10,000
Total Dividends Received from Investment Income       $ 20,654
Total Distributions from Capital Gains Income         $ 47,525
Asset Value of 4,076
Shares at Sept. 30, 1998                              $ 13,532


SHAREHODERS DIVIDEND REFERENCE TABLE
                               Ordinary      Capital Gain
                                Income          Income
Amount per share                $1.066          $0.009
Shareholder
   Record Date              Dec. 29, 1997
Payment Date                Dec. 31, 1997
Shareholder Tax
   Reporting
   Year                          1997
Price per new
   share if reinvested          $3.638


                             STATEMENT OF OPERATIONS

                          YEAR ENDED SEPTEMBER 30, 1998


Investment income:
  Dividends                                            $ 720,775
  Interest                                               102,194
  Other                                                      770
                                                         -------
     Total investment income                                         $ 823,739

Expenses:
  Investment advisory fee (Note 2)                     $ 147,957
  Legal, accounting and auditing                          78,225
  Transfer agent fee                                      48,099
  12b-1:
    Service fees                          $ 54,557
    Distribution fees                        1,000        55,557
                                           -------
  Custodian fee                                           14,903
  Consulting fees                                         20,363
  Salaries - officer                                      21,600
  Salaries - other                                        31,415
  Directors' fees                                         25,750
  Office                                                  25,218
  Insurance                                               24,607
  Taxes                                                   16,283
  Registration fees                                       14,830
  Notices to investors                                    12,004
  Board meeting                                            7,312
  Edgar filing                                             5,189
  Miscellaneous                                            2,100

   Total expenses                                                      551,412
                                                                      --------
   Net investment income                                             $ 272,327


Realized and unrealized gain on investments:
  Net realized gain                                   $ 1,928,784
  Change in unrealized (depreciation) of
  Investments during the year                          (4,740,347)
                                                       -----------
     Net (loss) on investments                                     (2,811,563)
                                                                    ----------

        Net decrease in net assets resulting from operations     $ (2,539,236)
                                                                   ===========

                         See Notes to Financial Statements.


                        STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1998



                                  A S S E T S



Investments in securities, at market
(cost $26,957,568) (Note 1)                                      $ 23,597,725
Cash                                                                  240,210

Receivables - dividends from common stocks                             22,713
            - interest                                                  2,451
Other assets                                                           22,102
                                                                   ----------
                                                                 $ 23,885,201



                              L I A B I L I T I E S

Accrued expenses (Note 2)                                              82,210
                                                                   ----------
Net assets at September 30, 1998                                 $ 23,802,991
                                                                   ==========
   Net assets value per share on 7,166,640
   shares outstanding (Note 3)                                         $3.321
                                                                   ==========
Maximum offering price per share
  (100/96.25 of $3.321)                                                $3.450
                                                                   ==========

                     See Notes to Financial Statements.



                        NOTES TO FINANCIAL STATEMENTS



NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

Investors Research Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is incorporated in the State of Delaware.

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets, liabilities, revenues and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

Security valuations:

  A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Short-term obligations (U.S. Treasury Bills) are valued at amortized cost which approximates market value.

Security transactions and related investment income:

  Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses on security transactions are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders:

  Dividends to shareholders are recorded on the ex-dividend date. Net investment income and net realized gains from security transactions are generally distributed at December 31 of each calendar year. See Note 5.

Income taxes:

  The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

NOTE 2.  AFFILIATED PARTY TRANSACTIONS

INVESTMENT ADIVSORY FEE:

LAKEVIEW SECURITIES CORPORATION AND ITS SUB-ADVISER, MERRIMAC ADVISORS COMPANY

  The Fund had entered into an investment advisory agreement with Lakeview Securities Corporation (Adviser). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser at the annual rate of one-half of one percent (0.5%) of the Fund's average daily net assets, payable quarterly. This agreement requires the Adviser to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations there-under of any state in which the Fund's shares are qualified for sale. There were no excess expenses absorbed by the Adviser during the year.

  Mr. Robert P. Moseson was a director of the Fund and Mr. Fredric J. French is a director of the Fund. Mr. Moseson is President and a Director of Lakeview Securities Corporation. Mr. French was President of the Arms Companies Division of Lakeview Securities Corporation until March 25, 1997 when, due to a reorganization, Mr. French resigned from the Arms Companies and was employed by Merrimac Advisors Company (a New Mexico corporation) of which he is the sole shareholder. Merrimac Advisors Company provided investment advisory services to the Fund under a Sub-Advisory Agreement with Lakeview Securities Corporation dated January 20, 1997, and ratified by the Fund's shareholders on March 25, 1997. The Fund did not directly compensate Merrimac Advisors Company.

  The Fund did not directly compensate directors affiliated with the Adviser (Lakeview Securities Corporation) or the Sub-Adviser (Merrimac Advisors Company).

  The Fund terminated the advisory agreement with Lakeview Securities Corporation and its sub-adviser, Merrimac Advisors Company effective June 21, 1998. Mr. Robert P. Moseson did not run for re-election to the Board of Directors.

FOX ASSET MANAGEMENT, INC.:

  The Fund entered into an investment advisory agreement with Fox Asset Management, Inc. (Fox) in February 1998, with an effective date of June 22, 1998. Under the terms of the agreement, in consideration of the advisory services to be rendered by Fox, the Fund will pay Fox a quarterly fee equal to 0.125% of the net assets of the Fund calculated as an average of the net assets of the Fund as of the close of each month of the Fund's fiscal year; said fee not to exceed 0.5% annually of the average net assets of the Fund calculated as at the close of each month of the Fund?s fiscal year.

  Mr. Van Whisnand, representing Fox Asset Management was elected to the Board of Directors at the annual shareholders meeting of April 22, 1998. The fund does not directly compensate directors affiliated with the investment advisers. Effective September 15, 1998, Mr. Whisnand resigned as a director of the Fund due to his termination of employment with Fox Asset Management.

LEGAL FEES:

  Mr. Hugh J. Haferkamp is a member of the Board of Directors and President of the Fund. Mr. Haferkamp is legal counsel to the Fund and has been paid legal fees in addition to drawing a salary as the Fund's President and receiving director's fees for attending Board meetings.

COMPUTER CONSULTING FEES:

  Mr. Mark Sills is a member of the Board of Directors of the Fund. Mr. Sills is the Fund's computer consultant and has received compensation for computer consulting and for director's fees for attending Board meetings.


RECAP OF FEES:
                                                                       Payable at
                                                              Total   September 30
                                                             Expense       1998
                                                             --------   ---------
Lakeview Securities - investment advisory fees              $ 113,452   $       0
Fox Asset Management, Inc. - investment advisory fees          34,505      31,222
Mr. Hugh J. Haferkamp - legal fees                             14,408       2,000
Mr. Mark Sills - consulting fees and computer                   8,600           0


NOTE 3.  CAPITAL STOCK (FUND SHARES)

At September 30, 1998, there were 20,000,000 shares of $1.00 par value capital stock authorized. Transactions in Fund shares for the years ended September 30, 1998 and 1997 were as follows:
                                                        1998            1997
                                                        ----            ----
Shares sold                                            86,333          95,506

Shares issued to shareholders in reinvestment
 of net investment income and net realized gains    1,768,705        1,111,42
Shares redeemed                                    (1,701,669)      (1,226,107)
                                                    ---------        ---------

  Net increase (decrease)                             153,369          (19,180)

Balance:
  Beginning of year                                 7,013,271        7,032,451
                                                    ---------        ---------
End of year                                         7,166,640        7,013,271
                                                    =========        =========

NOTE 4.  APPRECIATION (DEPRECIATION) OF INVESTMENTS

At September 30, 1998, the net unrealized (depreciation) for stocks was as follows:

Aggregate gross unrealized appreciation
  for all investments in which there is an
  excess of value over tax cost                           $   872,058

Aggregate gross unrealized (depreciation)
  for all investments in which there is an
  excess of tax cost over value                            (4,231,901)
                                                           -----------
Net unrealized (depreciation)  - stocks                   $(3,359,843)
                                                           ===========

The cost basis used above is the same as that used for financial statement purposes.

NOTE 5.  DISTRIBUTION OF INCOME

The Fund's Board of Directors declared dividends on November 6, 1997. The exact amount of the distributions were determined on December 30, 1997 and consisted of the following per share: $0.078 aggregating $525,264 from net investment income, $0.988 aggregating $6,653,337 from short-term investment transactions, and $0.009 aggregating $60,607 from long-term investment transactions were declared.

The distributions were paid on December 31, 1997 to shareholders of record on December 29, 1997. These distributions represent net investment income and net realized short-term gains for the calendar year ended December 31, 1997 and net realized long-term gains for the year November 1, 1996 through October 31, 1997.

NOTE 6.  PRIMARY DIFFERENCE BETWEEN NET INVESTMENT INCOME AND REALIZED GAINS

The primary difference between net investment income and realized gains per financial statements and actual distributions to shareholders is due to the fact that the financial statements are reported on the October 1 through September 30 fiscal year and the distributions are based on the calendar year for net investment income and short term net realized gain on investments (ordinary income) and on the November 1 through October 31 fiscal year for long-term net realized gain on investments (capital gains). The distribution periods follow income tax laws and regulations.

NOTE 7.  LEASE COMMITMENTS

Under a lease expiring April 14, 2000, the Fund is committed to pay minimum lease payments of $678 per month for the rent for its present office space. The minimum monthly rent is subject to consumer price index adjustments each April 1 for the duration of the lease. In addition to the minimum monthly payments, the lease requires monthly payments of increases in building operating expenses effective January 1, 1998. Building operating expenses are adjusted annually each January 1 by the lessor.

Future minimum annual lease commitments are as follows:

  Years ending September 30:

      1999          $  8,136
      2000             4,407
                     -------
      Total         $ 12,453
                     =======

From October 1, 1997 to June 21, 1998 the rent was indirectly paid by the Fund's investment adviser (Lakeview Securities Corporation) by decreasing the amount due to the investment adviser. Effective June 22, 1998, the Fund has
recorded the payment as an expense.   Rental expense of $2,218 is included in
office expenses.

NOTE 8.  PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (other than United States Government Obligations) from unaffiliated issuers aggregated $67,655,056 and $74,018,431, respectively. Purchases and sales, including redemptions, of U.S. Treasury Bills totaled $7,405,264 and $7,405,264, respectively.


                                  SECURITIES IN THE FUND

                                   SEPTEMBER 30, 1998

Number of
Shares or                                                                Quoted
Principal                                                                Market
Amount         Common Stocks                                              Value
------         -------------                                              -----
               AUTO & AUTO PARTS ( 4.81%)
18,000            Dana Corp.                                         $ 671,625
15,700            Genuine Parts Co.                                    471,981

               BANKING (6.88%)
2,500             Citicorp                                             232,500
10,000            First Union Corp.                                    511,875
10,000            Keycorp                                              288,750
12,000            Union Planters Corp                                  603,000

               CHEMICAL  (9.20%)
10,000            Air Prod & Chemical                                  297,500
12,000            Du Pont                                              675,000
26,600            Hercules Inc                                         799,663
15,000            Rohm & Haas Co.                                      417,187

                COMPUTER/PERIPHERAL (14.47%)
10,000            3COM *                                               300,625
15,000            Applied Materials *                                  378,750
12,000            Computer Associates                                  444,000
15,000            Hewlett Packard                                      794,062
12,000            Intel Corp.                                        1,029,000
20,000            KLA-Tencor *                                         497,500

                 DRUGS (4.76%)
15,000             Amgen *                                           1,133,437

                 ELECTRONICS (8.80%)
18,000             AMP Inc.                                            643,500
10,000             Raychem Corp.                                       243,750
5,500              Raytheon Co Cl A                                    284,969
16,000             TRW                                                 710,000
5,600              Thomas & Betts Corp.                                213,150

                 ENERGY/OIL (4.23%)
11,300             Kerr McGee Corp.                                 $ 514,150
6,500              Mobil Corp.                                        493,594

                 ENERGY/NON-OIL (1.23%)
5,000              Columbia Energy Group                              293,125

                 ENERGY/OILFIELD SERVICES (2.64%)
20,000              Baker Hughes Inc.                                 420,000
10,000              Tidewater Inc.                                    207,500

                 FOOD (5.72%)
20,600              ConAgra                                           554,913
7,800               General Mills                                     546,000
12,500              Universal Foods Corp.                             260,938

                 FOOD WHOLESALERS/RETAILERS (3.38%)
25,000              American Stores                                   804,688

                  HOUSEHOLD PRODUCTS (2.33%)
13,700              Kimberly-Clark                                    554,850

                  INDUSTRIAL PRODUCTS (6.35%)
10,000              Ingersoll-Rand                                    379,375
20,000              Kennametal                                        538,750
20,000              Parker-Hannifin                                   593,750

Number of
Shares or                                                              Quoted
Principal                                                              Market
Amount            Common Stocks                                         Value
------            -------------                                         -----
                  INSURANCE  (3.56%)
10,000              Everest Reinsurance                               372,500
10,000              Hartford Fin Grp.                                 474,375

                  METALS (1.49%)
5,000               ALCOA                                             355,000

                  PAPER-PACKAGING/CONTAINERS (2.25%)
20,000              Crown Cork & Seal                                 535,000

                  RETAIL (1.89%)
10,000              J C Penney                                        449,375


                  RUBBER PRODUCTS/TIRES (2.16%)
10,000              Goodyear                                        $ 515,000

                  TELECOMMUNICATIONS (9.56%)
9,100               Frontier Corp                                     249,112
30,000              Hong Kong Tele ADR                                573,750
15,000              SBC Communications                                665,625
15,000              U S West Communic Grp                             787,500

                  TRANSPORTATION (3.43%)
10,000              CNF Transportation                                291,250
12,500              CSX                                               525,781
                                                                   ----------

                  Total common stock (99.14%)
                  (cost $26,957,568)                             $ 23,597,725

                  Add:  Excess of cash and other assets
                        Over payables (0.86%)                         205,266
                                                                  -----------

                  Net assets (100.0%)                            $ 23,802,991
                                                                  ===========

* Non-income producing.

                   See Notes to Financial Statements.


                            INVESTORS RESEARCH FUND, INC.

                         STATEMENTS OF CHANGES IN NET ASSETS

                      Years Ended September 30, 1998 and 1997

                                                           1998                1997
                                                           ----                ----
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income                                $   272,327         $   612,711
    Net realized gain on investments                       1,928,784           7,324,197
    Net change in unrealized appreciation
    (depreciation) of investments                         (4,740,347)            473,705
                                                          ----------           ---------
        Net increase (decrease) in net assets
        resulting from operations                        $(2,539,236)         $8,410,613
                                                          ----------           ---------
  Distributions paid to shareholders:
    From net investment income                           $  (525,264)        $(1,994,015)
    From net realized gain on investments                 (6,713,944)         (2,914,330)
                                                          ----------           ----------
      Total distributions to shareholders                $(7,239,208)        $(4,908,345)
                                                          ----------           ----------
  Fund share transactions:
    Proceeds from sale of Fund shares                    $   334,851         $   405,679
  Proceeds from reinvestment of distributions from net
  Investment income and net realized gain on investments   6,434,548           4,383,443
  Cost of shares redeemed from shareholders               (6,559,652)         (5,361,830)
                                                          ----------           ----------
     Net increase (decrease) in net assets due
     to fund share transactions                          $   209,747         $  (572,708)
                                                          ----------           ----------
     Total increase (decrease) in net assets             $(9,568,697)        $ 2,929,560

NET ASSETS:
  Beginning of year                                       33,371,688          30,442,128
                                                          ----------           ----------
  End of year                                            $23,802,991         $33,371,688
                                                          ==========           ==========
NET ASSETS CONSIST OF:
  Fund shares at par                                     $ 7,166,640           7,013,271
  Paid in capital                                         19,476,058          19,419,681
  Undistributed net investment income                        519,631             772,567
  Undistributed net realized gain
  on sale of investment securities                               505           4,785,665
  Unrealized appreciation (depreciation) of
  investment securities                                   (3,359,843)          1,380,504
                                                          ----------           ---------
                                                         $23,802,991         $33,371,688
                                                         ===========         ===========

                            See Notes to Financial Statements.



                                FINANCIAL HIGHLIGHTS

                                                      Years Ended September 30,
Per Share Data                                   1998    1997    1996    1995    1994
(for one share outstanding throughout each year) (2)                             (1)
Net asset value, beginning of year              $ 4.76  $ 4.33  $ 4.10  $ 4.62  $ 5.18
                                                 -----   -----   -----   -----   -----
Income from investment operations:
  Net investment income                         $ 0.04  $ 0.09  $ 0.26  $ 0.07  $ 0.06
  Net realized and unrealized gains (losses)
  on securities                                  (0.40)  1.11    0.33    0.25    (0.15)
                                                 -----   -----  ------  ------   ------
    Total from investment operations            $(0.36) $1.20   $0.59   $0.32   $(0.09)
                                                 -----   -----  ------  ------   ------
Less distribution to shareholders:
  Dividends from net investment income          $(0.08) $(0.28) $(0.07) $(0.50) $(0.05)
  Distributions from capital gains               (1.00)  (0.49)  (0.29)  (0.34)  (0.42)
                                                 -----   -----   ------  ------  ------
     Total distributions                        $(1.08) $(0.77) $(0.36) $0.84)  $(0.47)
                                                 -----   -----   ------  ------  ------
Net asset value, end of year                    $ 3.32  $ 4.76  $ 4.33  $ 4.10  $ 4.62
                                                 =====   =====   ======  ======  =====
Total return (3)                                 (9.6)%  30.4%   14.7%   7.7%    (1.8)%
                                                 =====   =====   ======  ======  ======
Ratios and Supplemental Data
Net assets, end of year (in millions)            $24     $33     $30     $32     $36

Ratios to average net assets:
  Expenses                                       1.85%   1.77%   1.76%   1.60%   1.47%
  Net investment income                          0.91%   1.94%   6.67%   1.52%   1.39%

  Portfolio turnover rate                        260.95% 294.81% 669.79% 248.44% 234.77%
Average commission paid per share for
portfolio transactions                           $0.0538 $0.0582 $0.0339   (4)     (4)


(1) Fund changed investment advisers on January 1, 1994.
(2) Fund changed investment advisers on June 22, 1998.
(3) Sales loads are not reflected in total return.
(4) Information not available.


                       INDEPENDENT AUDITOR'S REPORT



To the Shareholders and
 Board of Directors
Investors Research Fund, Inc.



We have audited the accompanying statement of assets and liabilities of INVESTORS RESEARCH FUND, INC., including the securities in the Fund, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of INVESTORS RESEARCH FUND, INC. as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                     TIMPSON GARCIA


Oakland, California
October 16, 1998